SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
________________________________

Date of Report (Date of earliest event reported) November 15, 2004

REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	200 State Street, Beloit, Wisconsin	53511
	(Address of principal executive offices)	(Zip Code)

(608) 364-8800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 15, 2004, REGAL-BELOIT Corporation (the “Company”) issued a press release announcing plans to file a $200 million shelf registration statement in the first quarter of 2005. A copy of the Company’s press release is attached as Exhibit 99 to this Current Report on Form 8-K (this “Current Report”).

The Company intends that certain matters disclosed in this Current Report (including the exhibit hereto) are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control, that could cause actual results to differ materially from those anticipated as of November 15, 2004. Factors that could cause such a variance include, but are not limited to, cyclical downturns affecting the markets for capital goods, substantial increases in interest rates which impact the cost of the Company’s outstanding debt, the success of the Company’s management in increasing sales and maintaining or improving the operating margins of its business, the availability of or material increases in the costs of select raw materials or parts, actions taken by competitors, and the Company’s ability to satisfy various covenant requirements under its credit facility. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Current Report (including the exhibit hereto) are made only as of November 15, 2004, and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances. Readers are directed to the Company’s other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Form 10-Q’s.

Item 9.01 Financial Statements and Exhibits

a) Not applicable.

b) Not applicable.

c) Exhibits. The following exhibit is being filed herewith.

(99) Press Release of REGAL-BELOIT Corporation dated November 15, 2004 announcing the Company’s proposed shelf registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: /s/ David A. Barta

David A. Barta

Vice President, Chief Financial Officer

Dated: November 15, 2004

Exhibit 99

REGAL-BELOIT CORPORATION

Announces Proposed Shelf Registration Statement

November 15, 2004 (Beloit, WI): REGAL-BELOIT CORPORATION (AMEX:RBC), today announced that the Company plans to file a $200 million shelf registration statement in the first quarter of 2005 pursuant to which it currently intends to raise approximately $50 million of new equity through the issuance of common stock and register all of the shares proposed to be issued to the General Electric Company in connection with an acquisition transaction entered into on November 15, 2004.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

About REGAL-BELOIT CORPORATION:

REGAL-BELOIT CORPORATION (AMEX:RBC) is a leading manufacturer of mechanical and electrical motion control and power generation products serving markets throughout the world. REGAL-BELOIT is headquartered in Beloit, Wisconsin, and has manufacturing, sales, and service facilities throughout the United States and Canada, and in Mexico, Europe and Asia. For more information, visit the company’s website at www.regal-beloit.com .

Cautionary Concerning Forward-Looking Statements

This press release may include certain “forward-looking statements” intended to qualify for the safeharbors from liability established by the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical fact are considered forward-looking statements. These statements are based on management’s current expectations and are subject to certain risks and uncertainties which could cause actual results or outcomes to differ materially from those currently anticipated. Factors that could affect actual results or outcomes include: issues that could impact the timing of the filing of the proposed registration statement and other matters relating to the completion of the proposed offerings. Shareholders, potential investors and others are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.